Benefits	12 Months Ended
Dec. 31, 2013
Compensation And Retirement Disclosure [Abstract]
Benefits

17. BENEFITS

The Company has established a 401(k) Retirement Plan (the “401(k) Plan”) for all qualified employees. Employees are eligible to participate in the 401(k) Plan following completion of 90 days of service and attaining age 21. The Company’s match begins after one year of service. Vesting in the Company’s match contribution accrues evenly over four years. Pursuant to the 401(k) Plan, employees can contribute up to 75% of their compensation to the maximum allowed by law. The Company will match 50% of the first 6% of the base contribution that an employee contributes. The Company match consists of a contribution of the Company’s common stock, at market value. The Company’s contribution to the 401(k) Plan was $705 thousand, $670 thousand and $644 thousand for the years ended December 31, 2013, 2012 and 2011, respectively.

In April 2009, the Company established the Directors’ Deferred Fee Plan, a deferred stock compensation plan for members of its Board of Directors (the “Directors’ Plan”). The Directors’ Plan provides Directors with the opportunity to defer, for tax planning purposes, receipt of all or a portion of any Sun Bancorp, Inc. stock earned as compensation. The Directors’ Plan balance as of December 31, 2013 and 2012 was $522 thousand and $256 thousand, respectively.

In September 2010, in an effort to facilitate the succession plan of the Company’s Chairmanship, the Company established a Salary Continuation Plan (the “Salary Plan”) to compensate the then Chairman of the Company (Mr. Bernard A. Brown) for advising the successor Chairman and the Board of Directors, as well as reward him for his many years of service to the Company. At December 31, 2013, the Company had an accrued liability of $225 thousand in other liabilities on the consolidated statements of financial condition related to the Salary Plan.